UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

APPLIED UV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLIED UV, INC.

150 N. MACQUESTEN PARKWAY

MOUNT VERNON, NY, 10550

April 18, 2023

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the Annual Meeting of Stockholders of Applied UV, Inc. Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders, directors and employees, the Annual Meeting will be held virtually via live webcast on Wednesday, May 24, 2023, at 1:00 p.m. Eastern Time.

Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the Proxy Statement accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card on or about April 18, 2023. You may also view the this letter, the Notice of Annual Meeting and Proxy Statement and our 2022 Annual Report to Stockholders on the Company’s website at https://ir.applieduvinc.com. You may not vote on the Company’s website. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

Only stockholders of record at the close of business on Friday, March 31, 2023 are entitled to notice of, and to vote at, the annual meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Applied UV.

Sincerely,

Max Munn

Chief Executive Officer and President

APPLIED UV, INC.

150 N. MACQUESTEN PARKWAY

MOUNT VERNON, NY, 10550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ON

WEDNESDAY, MAY 24, 2023, AT 1:00 P.M., EASTERN TIME

VIA A LIVE WEBCAST ONLY

ITEMS OF BUSINESS:

The Annual Meeting of Stockholders of Applied UV, Inc. (“Applied UV” or the “Company”) will be held virtually via live webcast on Wednesday, May 24, 2023 at 1:00 p.m. Eastern Time for the following purposes:

(1)	To elect five (5) directors to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
(2)	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion;
(3)	To ratify the selection by our Board of Directors of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2023;
(4)	To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and
(5)	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting – How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?:

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on Friday, March 31, 2023.

ANNUAL REPORT:

A copy of our 2022 Annual Report, including our Form 10-K, accompanies this Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE:

You may also read the Company’s 2022 Annual Report and this Notice and Proxy Statement on our website at https://ir.applieduvinc.com.

AVAILABLE DATE:

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about April 18, 2023, 2023 at http://www.viewproxy.com/Applieduv/2023.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors

Eugene E. Burleson

Chairman of the Board of Directors

TABLE OF CONTENTS

Page
Proxy Statement	1
Questions and Answers About the Meeting and Voting	1
Governance of the Company	6
Matters Requiring Stockholder Action	15
• Proposal 1 – Election of Directors	15
• Proposal 2 – To approve an amendment to our certificate of incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the chief executive officer in his sole discretion	16
• Proposal 3 – To ratify the selection of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2023	22
• Proposal 4 – Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies	24
Security Ownership of Certain Beneficial Owners and Management	25
Delinquent Section 16(a) Reports	26
Executive Compensation	26
Audit Committee Report	30
Additional Information	32

APPLIED UV, INC.

150 N. MACQUESTEN PARKWAY

MOUNT VERNON, NEW YORK 10550

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held On Wednesday May 24, 2023

The Board of Directors (the “Board of Directors” or the “Board”) of Applied UV, Inc., a Delaware corporation (“Applied UV” or the “Company”), solicits the enclosed proxy for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 24, 2023, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting – How Do I Vote at the Annual Meeting?”. This Proxy Statement and the accompanying Notice and form of proxy are first being made available to stockholders on or about April 18, 2023.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion; (iii) the ratification of the selection by our Board of Directors of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2023; (iv) the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and (v) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Company’s Board of Directors has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2023 Annual Meeting of Stockholders. You may also view these materials on the internet at http://www.viewproxy.com/Applieduv/2023. The Annual Meeting is scheduled to be held on Wednesday, May 24, 2023, at 1:00 p.m. Eastern Time, via live webcast. This solicitation by the Board of Directors of the Company is for proxies is for use at the Annual Meeting or at any reconvened meeting after an adjournment or postponement of the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on Friday, March 31, 2023 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question by first registering at https://www.viewproxy.com/Applieduv/2023/htype.asp using your Virtual Control Number that is on the notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on May 21, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?.” If you do not comply with the procedures outlined in this proxy statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 12:45 p.m. Eastern Time on May 24, 2023, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 1:00 p.m. Eastern Time on Wednesday, May 24, 2023.

1

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your control number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Applied UV common stock as of the close of business on the Record Date, March 31, 2023. Each share of Applied UV common stock is entitled to one vote. As of the Record Date, the Company had 19,237,273 shares of common stock outstanding. The Company also had 10,000 shares of Series X Super Voting Preferred Stock (“Series X Preferred Stock”) outstanding, which is entitled to vote with the Company’s common stock at a rate of 1,000 votes per share of the Series X Preferred Stock (or 10,000,000 votes in total), all of which are beneficially owned by Mr. Max Munn, the Founder, President, Chief Executive Officer and a director of the Company. The voting power owned by Mr. Munn represents 51.4% of the total voting power of all issued and outstanding shares as of the Record Date. Accordingly, if Mr. Munn votes all of his shares, he has the voting power to approve all matters that come before the meeting.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

•	the election of five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
•	the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion;
•	the ratification of the selection by our Board of Directors of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2023;
•	the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and,
•	we will also consider other business that properly comes before the meeting. The Board is not currently aware of any other such business.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares:

•	FOR each of the nominees named in this Proxy Statement for election to the Board;
•	FOR the amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion;;
•	FOR the ratification of the selection by our Board of Directors of Mazars USA LLP as our independent auditors;
•	FOR the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if necessary; and
•	To provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

2

Q: How do I vote at the Annual Meeting?

A: You may vote by mail by signing, dating and returning the enclosed proxy card to the address on the enclosed envelope, or you may vote as set forth below:

If you are a stockholder of record, you must:

•	First register at http://www.viewproxy.com/Applieduv/2023/htype.asp by 11:59 p.m., Eastern time, on May 21, 2023. You will need to enter your name, phone number, email address, and control number (included on your proxy card that was included with the Proxy Materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

If you do not have your control number, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the control number included on your proxy card that was included with the Proxy Materials).
•	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/auvi during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If your shares are held in a “street name,” you must:

•	Obtain a legal proxy from your broker, bank or other nominee.
•	Register at http://www.viewproxy.com/Applieduv/2023/htype.asp by 11:59 p.m., Eastern time, on May 21, 2023.

You must enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number assigned to you in your registration confirmation email to enter the Annual Meeting).
•	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit http://www.aalvote.com/auvi during the Annual Meeting while the polls are open (you will need the Virtual Control Number assigned to you in your registration confirmation email).

NOTE: You may NOT vote on the Company’s website.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 12:45 p.m., Eastern time, on May 24, 2023, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call (866) 612-8937.

The Company urges you to vote before May 23, 2023 to ensure that your vote is timely received and counted.

3

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or
•	Voting again by telephone or through the internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Mr. Jason Graham, an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•	FOR the election of the five (5) nominees for director named in this Proxy Statement (Proposal 1);
•	FOR the amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion (Proposal 2);
•	FOR the ratification of the selection by our Board of Directors of Mazars USA LLP as our independent auditors (Proposal 3);
•	FOR the approval of an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if necessary (Proposal 4); and
•	To provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, which may be reached at 1-(212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the Nasdaq Market rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Mazars USA LLP as our independent auditors for fiscal year 2023 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting is not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

4

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: In order to be approved, the other three proposals must receive the “FOR” vote of a majority of the shares, present in person (virtually) or represented by proxy, and entitled to vote at the Annual Meeting. For these items, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the Annual Meeting. Accordingly, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposals.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

 Q: Who will determine the effectiveness of the amendment to the Company’s Certificate of Incorporation?

A: There is one Proposal seeking stockholder approval of our Certificate of Incorporation with respect to the reverse stock split. The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Chief Executive Officer, at his sole option, following the Annual Meeting any time prior to the three-year anniversary of the meeting. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Annex A. If approved by stockholders and if implemented by the Chief Executive Officer, the reverse stock split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, or such later date as is chosen by the Chief Executive Officer and set forth in the Certificates of Amendment. We will publicly announce the reverse stock split ratio chosen by the Chief Executive Officer prior to the effective date of the reverse stock split.

Q: Do stockholders have dissenter’s or appraisal rights with respect to the proposals to amend our Certificate of Incorporation?

A: Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the proposals to amend our Certificate of Incorporation.

5

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except as set forth above under “Q: How many votes are needed to approve the other proposals?” and for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposals 1 through 4 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

GOVERNANCE OF THE COMPANY

The business and affairs of Applied UV are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Company’s Amended and Restated Certificate of Incorporation, as amended as of the date of this proxy statement, and bylaws (as amended to date), the charters for each Board committee, the Company’s Code of Conduct, and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://ir.applieduvinc.com/corporate-governance/.

Board Composition/Election

Our Board of Directors presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually. All of the current directors have served on the Board since the effective date of the Company’s registration statement for its initial public offering in August except for Mr. Joseph Luhukay who was elected to the Board at the 2022 Annual Meeting of Stockholders held on May 17, 2022, and Mr. Brian Stern, who was appointed as a director by the Board effective February 1, 2023. The Board has fixed the number of directors at five (5).

As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of The Nasdaq Stock Exchange LLC (“Nasdaq”).

Board Meetings

The Board of Directors met nine (9) times during fiscal 2022 in person or via video or teleconference and acted by unanimous written consent five times. Each of the directors who served in 2022 attended at least 75% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Director Attendance at Annual Meetings

The Board of Directors’ policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2023 Annual Meeting.

6

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board of Directors. The Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies that follow in this section, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no family relationships among the officers and directors or director nominee, nor are there any arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

We currently do not comply with Nasdaq Rule 5605 requiring at least two (2) members of our Board of Directors who are defined by the Rule as being “Diverse.” We do have one director who self-identifies as an Underrepresented Minority. As required by Nasdaq Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

Board Diversity Matrix (As of March 31, 2023)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0
Alaskan Native or Native American	0	0
Asian	0	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	0	3
Two or More Races or Ethnicities	0	1
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0

7

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder (i) the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee of the Board of Directors of the Company, (ii) if the stockholder, or the beneficial owner on whose behalf any such nomination is made, the stockholder must provide the Company with a Solicitation Notice (as defined below), such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice, and (iii) if no Solicitation Notice relating thereto has been timely provided pursuant to Article III, Section 2(b) of the Company’s bylaws, the stockholder proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under that Bylaw Section.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

Nominations and the Solicitation Notice should be sent to Nominating and Corporate Governance Committee, Applied UV, Inc., 150 N. Macquesten Parkway, Mount Vernon, New York, 10550.

As of the date of this proxy statement, we have not received timely notice of any nomination by a stockholder.

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Director Biographies

The following are our directors and their respective ages and positions as of March 31, 2023.

Name(1)	Age	Position	Director Since		Board Committee
Max Munn	78	Founder, President, Chief Executive Officer and Director; President of Munn Works, LLC (a wholly-owned Company subsidiary)	2020		None
Eugene E. Burleson	82	Director and Chairman of the Board of Directors	2020		Audit – Chairman; Compensation; Nominating and Corporate Governance.
Dallas C. Hack, M.D	70	Director	2020		Audit; Chairman – Compensation; Nominating and Corporate Governance.
Joseph Luhukay	76	Director	2022		Audit; Compensation; Chairman – Nominating and Corporate Governance.
Brian Stern	38	Director	2023	(1)	None

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 (1) The Board appointed Mr. Brian Stern as a director as of February 1, 2023 to fill the seat left vacant from the resignation of Mr. John Andrews, the Company’s director and Chief Executive Officer who resigned on December 19, 2022. Ms. Monica Woo resigned from the Board of Directors as of February 23, 2023.

Max Munn is the Founder, President, Chief Executive Officer and a director of the Company and is also the Chief Executive Officer of Munn Works, LLC, our subsidiary focused on the hospitality market. Mr. Munn has held this position at Munn Works for over 20 years. Mr. Munn recently resigned as the Co-chairman of Dieu Donne Inc., a not-for-profit and a leading world recognized atelier wherein dimensional, handmade paper is utilized in the making of art. Mr. Munn attended MIT from 1961-1966, majored in chemistry and architecture; and received a Bachelor of Architecture degree. Mr. Munn also attended Columbia University for post graduate studies from 1966-1968, working toward a Ph.D. in architectural history.

Eugene E. Burleson is a Director and Chairman of the Board of Directors of the Company. He is a private investor, currently a director and Chairman of the Compensation Committee of Sunlink Health Systems, Inc. (NYSE American: SSY), an investor in healthcare facilities and related businesses located in the Southeast, and a director and the Chairman of the Compensation Committee of HealthNow New York, a private health insurance company. He was Chairman of PET DRx Corporation from June 2005 to July 1, 2010, and its Chief Executive Officer from October 2008 until its acquisition by VCA Antech in July 2010. Mr. Burleson was a director of HealthMont Inc. from September 2000 until its acquisition by SunLink in October 2003. Mr. Burleson served as Chairman of the Board of Directors of Mariner Post-Acute Network, Inc. from January 2000 to June 2002. Mr. Burleson also served as Chairman of the Board of Directors of Alterra Healthcare Inc., a developer and operator of assisted living facilities and is on the Board of Deckers Outdoor Corporation Inc. Mr. Burleson served as Chairman of the Board and Chief Executive Officer of GranCare Inc. from October 1988 to November 2000. Additionally, Mr. Burleson served as President and Chief Executive Officer of GranCare Inc. from December 1990 to February 1997. Upon completion of the merger of GranCare’s pharmacy operations with Vitalink Pharmacy Services Inc. in February 1997, he became Chief Executive Officer and a Director of Vitalink Pharmacy Services Inc. Mr. Burleson resigned as Chief Executive Officer and Director of Vitalink Pharmacy Services in August 1997. From June 1986 to March 1989, Mr. Burleson served as President, Chief Operating Officer and a Director of American Medical International Inc. (“AMI”), an owner and operator of acute care hospitals. Based in London from May 1981 to June 1986, Mr. Burleson served as Managing Director of AMI’s international operations. Mr. Burleson received his early management training at Eastman Kodak from 1963 to 1974. He graduated from East Tennessee State University with a Bachelor of Science Degree in accounting and earned an MBA degree in 1972.

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Dallas C. Hack, M.D., M.P.H. is a Director of the Company. He is board certified in General Preventive Medicine and Public Health and a Fellow in the American College of Military Public Health. Since July 2018, he has been the Chief Medical Officer of Virtech Bio, Inc., a private company that sells a ready-to-use oxygen-carrying plasma expander to restore circulatory system parameters and since 2015 has been a consultant to numerous biotech and non-profit companies to advance medical research and transition the progress to improved clinical practice. From June 2018 to March 2020, he was a director, member of the Audit and Product Development Committees and the interim Chief Executive Officer and Chief Financial Officer of CVR Medical Corp. (OTC: CRRVF), a publicly traded med-tech company dedicated to the development and advancement of revolutionary technology at work within the healthcare sector. He directed trauma research for the military from 2008 to 2014, with responsibility for more than $2 billion in grant funding. He held numerous military medical leadership positions including Commander of the NATO Headquarters Healthcare Facility, and Command Surgeon at the strategic level during Operations Enduring Freedom and Iraqi Freedom. COL.(R) Hack, who served for 28 years, received numerous military awards including the Bronze Star, two Legion of Merit awards, and was inducted as a Distinguished Member of the Military Order of Medical Merit. He has a BA from Andrews University (1972), an MPH from Johns Hopkins University (1995), a MD from Loma Linda University (1976), an MSS from the US Army War College (2004), and a CPE from the Certifying Commission in Medical Management (1997). He was recognized as the Distinguished Alumnus of the Year by Loma Linda University in May 2015. Dr. Hack has an appointment from the School of Medicine, University of Pittsburgh as Adjunct Professor of Neurosurgery and from Virginia Commonwealth University as an Associate Clinical Professor, Department of Physical Medicine and Rehabilitation.

Joseph (Jos) Luhukay is a seasoned international banking executive with over 40 years of experience leading many of Indonesia’s leading financial institutions and a former Ernst and Young Partner who led the business advisory and risk consulting practice which provided services in corporate governance, risk management, information systems audit and advisory, internal audit and policy and operational process development. Jos Luhukay’s distinguished career brings Applied UV a strong track record in delivering profitable growth for internationally recognized bank and investment banking companies including: Chief Operating Officer of Bank Niaga, Bahana Pembinaan Usaha Indonesia, a main Indonesian Government-owned investment Bank, Chief Operating Officer and Executive Director of the Jakarta Initiative Task Force (set up by the Ministry of Finance) where he managed a $65 billion portfolio and restructured over 20% of it in less than two years, President Director of Bank Lippo, where he was awarded “CEO of the Year” in 2006 by SWA Magazine (the largest business magazine in Indonesia), Deputy President of Temasek-owned Bank Danamon and his most recent role as President Director of Rabobank International Indonesia, a 30 year old Dutch owned commercial bank in Indonesia. Jos Luhukay holds an engineering degree in electrical engineering from the University of Indonesia, and a Master’s and PhD in Computer Science from the University of Illinois at Urbana-Champaign.

Brian A. Stern is a Director of the Company. He currently serves as President of PURO Lighting, a division of Applied UV Inc. Mr. Stern co-founded LED Supply Co. LLC in 2009, and co-founded PURO Lighting LLC in 2019. He served as the CEO of both LED Supply Co. LLC and PURO Lighting LLC until the acquisition by Applied UV Inc in January of 2023. He graduated from University of Denver with a Bachelor of Science in business management in 2007.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Munn, Dr. Hack, Mr. Burleson, Mr. Luhukay and Mr. Stern to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2024 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

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Director Compensation

The 2022 annual compensation for each non-employee Director is summarized in the table below.

2022 Director Compensation Table

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joel Kanter (2)	$6,250	$0	$0	$0	$0	$0	$6,250
Alastair J. Clemow (3)	$6,250	$0	$0	$0	$0	$0	$6,250
Eugene A. Bauer (4)	$6,250	$0	$0	$0	$0	$0	$6,250
Eugene Burleson (5)	$25,000	$33,750	$0	$0	$0	$0	$58,750
Dallas C Hack (6)	$25,000	$20,250	$0	$0	$0	$0	$45,250
Monica Woo(7)	$12,500	$13,000	$0	$0	$0	$0	$25,500
Joseph Luhukay(8)	$12,500	$13,000	$0	$0	$0	$0	$25,500

___________________

(1) Directors are paid $6,250 cash per quarter.

(2) Mr. Kanter was not re-elected to the Board at the 2022 Annual Meeting of Stockholders and ceased to be a director as of May 17, 2022. On January 1, 2022, Mr. Kanter was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 10,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Board. Both awards were cancelled as of May 17, 2022.

(3) Mr. Clemow resigned from the Board on May 17, 2022. On January 1, 2022, Mr. Clemow was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 5,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Compensation Committee. Both of these awards were cancelled as of May 17, 2022.

(4) Mr. Bauer resigned from the Board on May 17, 2022. On January 1, 2022, Mr. Bauer was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 5,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Nominating and Corporate Governance Committee. Both of these awards were cancelled as of May 17, 2022.

(5) On January 1, 2022, Mr. Burleson was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 5,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Audit Committee.

(6) On January 1, 2022, Dr. Hack was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director.

(7) Ms. Woo was elected to the Board by the shareholders on May 17, 2022. She was awarded 10,000 shares of restricted common stock on May 17, 2022 that vest equally over four years beginning January 1, 2023. Ms. Woo also received consulting fees in the amount of $343,459 in 2022 for her services as a marketing consultant to the Company. Ms. Woo resigned from the board on February 24, 2023.

(8) Mr. Luhukay was elected to the Board by the shareholders on May 17, 2022. He was awarded 10,000 shares of restricted common stock on May 17, 2022 that vest equally over four years beginning January 1, 2023.

Mr. Munn and Mr. Stern were employee directors and not separately compensated for their services on the Board.

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Ethical Guidelines

Applied UV’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at: https://ir.applieduvinc.com/assets/uploads/2022/07/code-of-conduct.pdf. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our shareholders and the Company. Transactions, arrangements, or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Involvement in Certain Legal Proceedings

On June 25, 2018, Munn Works filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in order to (i) pursue its appeal of a $1.4 million New York State court judgment arising out of an employment and business dispute with a former employer of Mr. Munn (of which Mr. Munn’s family-owned 50% of the equity) and (ii) preserve its ongoing operations from collection efforts with respect to such judgment. Munn Works settled the dispute by making a $400,000 cash payment and on June 28, 2019, concluded its Chapter 11 proceedings.

None of our other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

Mr. Eugene Burleson is the non-executive Chairman of the Board.

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board of Directors. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

As Non-Executive Chairperson, Mr. Burleson is responsible for supporting the Chief Executive Officer on corporate strategy along with leadership development. Mr. Burleson also works with the Chief Executive Officer in setting the agenda and schedule for meetings of the Board, in addition to leading executive Board sessions when the Chief Executive Officer is not in attendance.

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Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Max Munn and Brian Stern are not considered independent because of their employment by the Company and Ms. Woo was not considered independent because she was a paid marketing consultant to the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Bauer, Clemow, Hack, Kanter, Burleson (during the time they were directors in 2022), and Mr. Luhukay, subsequent to the 2022 Annual Meeting, had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors operate pursuant to written charters. These charters were approved by the Board of Directors and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://ir.applieduvinc.com/corporate-governance/.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Non-Executive Chairman, as applicable. Our independent directors meet in executive session at least once per year and met nine (9) times in 2022.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

•	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.
•	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

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The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board of Directors at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Stockholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Applied UV, Inc., 150 N. Macquesten Parkway, Mount Vernon, New York, 10550.

The Nominating and Corporate Governance Committee of the Board has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from stockholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees. The following table summarizes the members and functions of the Board’s Committees.

Name of Committee and Its Members	Functions of the Committee
Audit Committee: Eugene Burleson, Chairman; Dallas Hack; Joseph Luhukay

• reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

• discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

• discussing with management major risk assessment and risk management policies;

• monitoring the independence of the independent auditor;

•verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

• reviewing and approving all related-party transactions;

• inquiring and discussing with management our compliance with applicable laws and regulations;

• pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

• appointing or replacing the independent auditor;

• determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

• establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

• approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee: Dallas Hack Chairman; Eugene Burleson; Joseph Luhukay

• reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation of our executive officers;

• administering our equity compensation plans;

• engaging outside consultants to review and recommend compensation policies;

• reviewing and approving, or makings recommendations to our Board of Directors, regarding incentive compensation and equity compensation plans; and

• establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee Joseph Luhukay – Chairman; Eugene Burleson; Dallas Hack

•identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

• evaluating director performance on our Board of Directors and applicable committees of our Board of Directors and determining whether continued service on our board of directors is appropriate;

• evaluating nominations by stockholders of candidates for election to our board of directors; and

• corporate governance matters.

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MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1 - ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

The Nominees:

There are five (5) nominees recommended by the Nominating and Governance Committee of the Board of Directors for election this year to hold office until the 2024 Annual Meeting and until their respective successors are elected and qualified. The nominees are: Max Munn, Eugene E. Burleson, Dallas C. Hack, M.D., Joseph Luhukay and Brian Stern. Their biographies are provided above at pages 10 to 11 above. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Applied UV and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

There are no family relationships among any of the directors and executive officers of the Company.

If the nominee is unable or unwilling to serve, proxies may be voted for a substitute nominated by the Board of Directors.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors recommends that you vote FOR the election of all of these nominees.

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PROPOSAL 2 - TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 2:1 TO 5:1, INCLUSIVE, AS DETERMINED BY THE CHIEF EXECUTIVE OFFICER IN HIS SOLE DISCRETION.

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as may be determined at the appropriate time by Mr. Max Munn, our Chief Executive Officer in his sole discretion (the “Reverse Stock Split”). This means that once approved by the stockholders, the Chief Executive Officer will be the person to decide whether and when to effect the Reverse Stock Split without further action of the Board of Directors or the stockholders who have delegated this authority to him.

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Annual Meeting any time prior to the one-year anniversary of the meeting.

Reasons for a Reverse Stock Split

To maintain our listing on Nasdaq. The primary purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on the Nasdaq Capital Market. Delisting from Nasdaq may adversely affect the Company’s ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

To potentially improve the marketability and liquidity of our common stock. The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our common stock. The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized common stock. A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of the Company and our stockholders. A copy of the draft of the amendment to our Certificate of Incorporation providing for the Reverse Stock Split is attached hereto as Annex A.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This Proposal gives the Company’s Chief Executive Officer the discretion to select a Reverse Stock Split ratio from within a range between and including 2:1 and 5:1 on a date selected by him based on his then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, Mr. Munn may consider, among other factors:

•	the historical trading price and trading volume of our common stock;
•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;
•	The continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;
•	the number of shares of common stock outstanding;
•	which Reverse Stock Split ratio would result in the least administrative cost to us; and
•	prevailing industry, market and economic conditions.

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Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, if our stock trades below $1.00 per share for 30 consecutive days, be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet Nasdaq’s listing requirements, Nasdaq could suspend trading in our common stock and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

•	each 2 to 5 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Chief Executive Officer) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;
•	no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);
•	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants and restricted stock units, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options; and
•	the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and
•	the total number of authorized shares of common stock will remain at 150 million).

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The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of April 18, 2023 (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal Is Approved by Stockholders and Implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	150,000,000	19,237,273	13,250,000	117,512,727	$90,050,003
Post Reverse Stock Split 2:1	150,000,000	9,618,637	6,625,000	133,756,363	$102,497,501
Post-Reverse Stock Split 5:1	150,000,000	3,847,455	2,650,000	143,502,545	$109,966,000

* Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on April 14, 2023 of $0.7663 by the split ratio.

A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Chief Executive Officer in his sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “AUVI,” but would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number after the effective date.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of the common stock on Nasdaq on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the reverse stock split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of March 31, 2023, there were 24 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Procedure for Effecting a Reverse Stock Split

Beneficial holders of common stock. Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered holders of common stock. Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

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For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the U.S.;
•	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

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Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

The Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

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PROPOSAL 3 – TO RATIFY THE SELECTION OF MAZARS USA LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 (Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of Mazars USA LLP (“Mazars”) as our independent auditors for fiscal year 2023.

Background: On June 11, 2021, the Company notified Adeptus Partners LLC (“Adeptus”) of its dismissal as the Company’s independent registered public accounting firm. The decision to dismiss Adeptus was approved by the Audit Committee of the Company’s Board of Directors. The dismissal was not related to any disagreements with Adeptus on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The audit reports of Adeptus on the consolidated financial statements of the Company for each of the past two fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On June 17, 2021, the Company engaged Mazars as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The selection of Mazars was approved by the Audit Committee of the Company’s Board of Directors and by the stockholders at the 2022 Annual Meeting of Stockholders.

During the Company’s two fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2021 through June 17, 2021, neither the Company nor anyone on its behalf consulted with Mazars regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Mazars concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

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Attendance At the Meeting: Representatives of Mazars will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

Fees For Audit Services: The following table sets forth the aggregate fees for services we have paid to Adeptus, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2020:

Years	Audit Fees	Audit Related Fees	Tax Fees	All other Fees
2022(1)(2)	0	0	0	0
2021(2)	$95,000	—	—	—
2020(2)	$146,000	—	—	—

The following table sets forth the aggregate fees for services we have paid to Mazars USA LLC, our independent registered public accounting firm, for the fiscal years ended December 31, 2022 and 2021:

Years	Audit Fees	Audit Related Fees	Tax Fees	All other Fees
2022(2)	$371,370	$0	$0	$371,370
2021(2)	$99,225	—	—	—
2020(2)	—	—	—	—

________________________

(1)Adeptus was replaced as the Company’s independent certified public accountant by Mazars as of June 17, 2021.

(2) Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements, the issuance of consent and comfort letters in connection with registration statement filings with the SEC and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Policy Regarding Approval of Audit and Non-Audit Services: Our Audit Committee was formed on May 12, 2020. As a result, the Audit Committee did not pre-approve all of the foregoing services in 2020, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has approved and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). Our Audit Committee recommended to the Board to engage Mazars to be engaged as the Company’s independent auditors for the year ended December 31, 2023 and the Board approved such recommendation and appointed Mazars to perform such services.

Vote Required: The ratification of the Board’s appointment of Mazars as our independent registered public accounting firm for the fiscal year ending December 31, 2023, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our shareholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The Board of Directors recommends that you vote FOR approval of this proposal.

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PROPOSAL 4: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

We may ask stockholders to vote on a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of the other proposals. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Annual Meeting to use the additional time to solicit additional proxies in favor of any of the other proposals. Even if there are a sufficient number of votes at the time of the Annual Meeting to adopt one of the other proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Annual Meeting to solicit additional proxies for the proposal for which there are insufficient votes, and the Board may do so without adopting the proposal for which there are sufficient votes at the time of the Annual Meeting.

The Board of Directors recommends a vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

•	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Applied UV, Inc., 150 N. Macquesten Parkway, Mount Vernon, New York 10550.

Title of Class: Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1) (2)
Directors and Executive Officers
Max Munn (3)	5,237,611	(4)	27.2%
Michael Riccio	143,529		* %
Eugene Burleson	60,000		* %
Dallas Hack	40,000		* %
Joseph Luhukay	17,500		* %
Brian Stern (5)	1,825,526		9.5%
All directors and executive officers as a group	7,324,166		38.1%
5% Shareholders:			%
The Munn Family 2020 Irrevocable Trust	5,000,000		26.0%
Brian Stern	1,825,526		9.5%
Andrew Lawrence	1,549,971		8.1%

___________________

* Indicates ownership of less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. For this purpose, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares (a) the power to vote, or to direct the voting of, such security and/or (b) the power to dispose, or to direct the disposition of, such security. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of the Record Date are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentages based upon 19,237,273 shares of common stock outstanding as of the Record Date.

(3)	Mr. Munn is also the beneficial owner of 10,000 shares of Series X Super Voting Preferred Stock, which is entitled to vote with the Company’s common stock at a rate of 1,000 votes per share.

(4)	Includes (i) 5,000,000 shares which are held in the name of The Munn Family 2020 Irrevocable Trust, for which the spouse of Max Munn is the trustee; (ii) 20,000 shares owned by Mr. Munn directly; (iii) 80,000 shares underlying a warrant issued to Mr. Munn, which is exercisable at $5.00 per share; (iv) 1,000 vested shares underlying an option granted to Mr. Munn as director compensation, which are exercisable at $5.00 per share; and (v) 103,278 vested shares underlying an option granted to Mr. Munn pursuant to his employment agreement, which are exercisable at $7.80 per share; (vi) 12,500 shares underlying an option granted to Mr. Munn on December 31, 2022; and (vii) 20,833 vested shares underlying an option granted to Mr. Munn on January 10, 2023. Mr. Munn is a guarantor of a $1,500,000 loan to The Munn Family Trust pursuant to which 5,000,000 shares of Common Stock held by the Munn Family Trust are pledged as collateral.

(5)	Mr. Stern was appointed to the Board as of February 1, 2023. See “Director’s Biographies” on page 10 for more information about Mr. Stern.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of the outstanding shares of Applied UV common stock to file with the SEC reports of their ownership and changes in their ownership of Applied UV common stock. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish Applied UV with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to Applied UV, the following directors and executive officers did not comply with all Section 16(a) filing requirements during fiscal 2022 as follows: Ms. Woo did not file a Form 4 for 22 trades in 2022.

EXECUTIVE COMPENSATION

Mr. Munn, our Founder, a director and our President and Chief Executive Officer, and Michael Riccio, our Chief Financial Officer, are the “named executive officers” of the Company.

Mr. Riccio’s biography is as follows:

Michael Riccio, 64 years old, is our Chief Financial Officer. Mr. Riccio joins Applied UV with more than 25 years of broad experience in leadership roles in corporate and operational finance, including corporate merger and acquisition planning and integration. From September 1986 to March 2021, Mr. Riccio was Chief Financial Officer and Treasurer of Panasonic Corporation of North America. At Panasonic Mr. Riccio led the finance organization that supports the principal North American subsidiary of Osaka, Japan-based Panasonic Corporation. Prior to Panasonic, Mr. Riccio was the Corporate Accounting Manager for Sealed Air Corporation (NYSE: SEE), and prior to Sealed Air he began his career at Cohn Reznick, where he was a Senior Auditor. Mr. Riccio is a Certified Public Accountant (CPA) and holds a B.A. in accounting from Rutgers University and an MBA in finance from Rutgers Business School. Mr. Riccio is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Summary of Executive Compensation:

The Compensation Committee reviews the cash and equity compensation paid to its executive officers and recommends changes to the Board of Directors, as appropriate. The following table summarizes all compensation recorded by us in the past two fiscal years for:

•	our principal executive officer or other individual serving in a similar capacity, and
•	our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2022.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

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Executive Compensation Table

Name and Principal Position	Fiscal Year Ended	Salary ($)	Stock Awards ($)			Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Max Munn, President and Chief Executive Officer(2)	2022	$297,692	$			$27,827	(3)	$30,612	(4)	$356,131
	2021	$310,357		$—		$1,567,449		$25,510		$1,903,316
Michael Riccio, Senior Vice President and Chief Financial Officer(5)	2022	$298,077		$135,000	(6)	$149,404	(7)	$100,000	(8)	$682,481
	2021	$146,154		$—		$297,711		$—		$443,865
John Andrews, Former Chief Executive Officer(9)	2022	$276,530		$106,500	(10)	$183,089	(11)	$0		$566,119
	2021	$0		$0		$0		$0		$0

 ___________________________________

(1) See footnote 9 in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for a description of all of the assumptions made in the valuation of these options.

(2) Mr. Munn is the President of the Company and became the Chief Executive Officer upon the resignation of Mr. James Alecxih on December 23, 2021 until the hiring of Mr. John Andrews on April 6, 2022. When Mr. Andrews resigned on December 19, 2022, Mr. Munn became the acting Chief Executive Officer. Mr. Munn was appointed as the Company’s full time Chief Executive Officer as of March 3, 2023.

(3) Mr. Munn received options to purchase 50,000 shares of common stock at an exercise price of $2.00 per share. These options vest at the end of each quarter for four quarters beginning March 31, 2023.

(4) Includes $30,612 in auto lease and auto insurance payments the Company provided to Mr. Munn in 2022.

(5) Mr. Riccio was hired as the Chief Financial Officer as of April 5, 2021.

(6) Mr. Riccio received 50,000 shares of restricted common stock on January 1, 2022 valued at $2.70 per share, which was the fair market value on the grant date. These shares vest quarterly over three years.

(7) Mr. Riccio received options on January 1, 2022 to purchase 70,000 shares of common stock at an exercise price of $2.70, and also received options on June 3, 2022 to purchase 30,000 shares of common stock at an exercise price of $1.07. These options vest quarterly over three years.

(8)Mr. Riccio received a bonus of $100,000 in January, 2022, pursuant to his employment agreement dated January 1, 2022.

(9) Mr. Andrews commenced his employment with the Company on April 6, 2022 and resigned on December 19, 2022.

(10) Mr. Andrews received 75,000 shares of restricted common stock on April 11, 2022, valued at $1.42 per share, which was the fair market value on the grant date. These shares vest quarterly over three years. As of his resignation date of December 19, 2022, 59,035 unvested shares were cancelled.

(11) Mr. Andrews received options on April 11, 2022 to purchase 175,000 shares of common stock at an exercise price of $1.42. These options were cancelled as of March 19, 2023, which was 90 days after his resignation date.

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Employment Agreements

Max Munn. On April 18, 2022, Applied UV, Inc and its wholly-owned subsidiary Munn Works LLC, entered into an amended and restated employment agreement (the “Employment Agreement”) with Mr. Max Munn, pursuant to which Mr. Munn will continue to serve as the President of the Company and the Manager and Chief Executive Officer of Munn Works LLC. The Employment Agreement amends and restates Mr. Munn’s prior employment agreement dated March 4, 2021 (the “Original Agreement”). The Employment Agreement is effective as of March 1, 2022 and terminates on February 28, 2024 (the “Term”) and will automatically renew for successive one-year terms unless terminated by the parties as provided under the Employment Agreement. The Employment Agreement amends the terms of the Original Agreement by providing Mr. Munn with a cash annual base salary of $360,000 and cancels 206,557 of the 309,835 options granted to Mr. Munn under the Original Agreement. Also, the Original Agreement terminated on March 4, 2024 while the Employment Agreement terminates on February 28, 2024. All of the other terms of the Original Agreement remain the same.

Michael Riccio. The Company has entered into an Employment Agreement (the “Employment Agreement”) dated January 1, 2022 with Michael Riccio, its current Chief Financial Officer. The Employment Agreement has a two year term and automatically renews for additional two year terms unless 90 days prior to the end of the current term the Company or Mr. Riccio provides notice to the other that the term will not be extended or the Employment Agreement is sooner terminated by the Company with or without cause or by Mr. Riccio with good reason or for no reason, in each case as set forth in the Employment Agreement. The Employment Agreement provides Mr. Riccio with a base salary of $300,000, annual performance bonus of up to 100% of base salary based on periodic assessments of Mr. Riccio’s performance as well as the achievement of specific individual and corporate objectives as determined by the CEO in consultation with Mr. Riccio; and equity awards of 50,000 shares of the Company’s common stock and a 10 year option to purchase 70,000 shares of the Company’s common stock at an exercise price of $2.70 per share. Each equity award vests quarterly over a three year period commencing on January 1, 2022 with the first vesting to occur on April 1, 2022. Mr. Riccio is also entitled to participate in the Company-funded healthcare insurance plan and in all other benefits, perquisites, vacation days, benefit plans or programs of the Company which are available generally to office employees and other employees of the Company in accordance with the terms of such plans, benefits or programs.

Severance Agreement; Arbitration

On December 19, 2022, Mr. John Andrews resigned as a member of the Board of Directors of Applied UV, Inc. and the Chief Executive Officer of the Company. Mr. Andrews tendered his resignations, in connection with the anticipated closing of the acquisitions of PURO Lighting, LLC (“PURO”) and LED Supply Co. LLC (together with PURO, the “Acquired Companies”) by the Company to allow the executives that will be retained from the Acquired Companies to assume a leadership position with the Company. Mr. Andrews agreed to remain as a consultant (subject to his availability) for 10 months if asked by the Company. Max Munn, founder and President, and Chief Executive Officer of the Company assumed the management duties of the chief executive officer on an interim basis.

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On February 25, 2022, Mr. James Doyle, a former Chief Operating Officer of the Company, filed an arbitration claim against the Company for approximately $1.5 million plus attorneys’ fees and other costs with the American Arbitration Association in the State of New York for severance pay and other claims after being terminated by the Company for cause. The arbitration proceeding was initiated pursuant to the arbitration provision in Mr. Doyle’s employment agreement with the Company. The evidentiary hearing was conducted at the American Arbitration Association’s New York City offices on November 7, 8, 9, and 10, 2022. Afterwards, the parties submitted post-hearing briefs. On January 24, 2023, the arbitration panel issued a Partial Final Award, whereby the panel denied five of the seven counts asserted by Doyle, and awarded him only $100,000 in severance pay plus $21,153.84 in unused vacation time plus 6,379 additional shares in the Company pursuant to the terms of his Employment Agreement. Because Mr. Doyle was determined to be the prevailing party, the panel awarded him his reasonable attorneys’ fees and expenses, which amounts are currently the subject of post-hearing briefing.

Potential Payments Upon a Change of Control: Other than as stated above and in “- Equity Compensation,” below, none of the named executive officers has an agreement that provides for potential payments upon a change of control of the Company.

Equity Compensation: The following table sets forth information concerning grants of awards pursuant to the 2020 Omnibus Compensation Plan made employees or non-employees during the year ended December 31, 2022:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	895,000	$3.12	1,605,000
Equity compensation plans not approved by security holders	105,028	$7.75	0
Total	1,000,028	$3.61	0

_________________________

(1) Consists of shares of our common stock that may be issued pursuant to outstanding stock options that were issued to employees of subsidiaries of the Company under our 2020 Omnibus Incentive Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by certain executives of the Company as of December 31, 2022:

			Equity
			Incentive
			Plan
			Awards:
			Number of
			Securities
	Number of Securities		Underlying
	Underlying Unexercised		Unexercised	Option	Option
	Options		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date
Max Munn	104,278	50,000	0	$(1)	(1)
Michael Riccio	80,976	89,024	0	(2)	(2)
John Andrews	29,167	0	0	$1.42	(3)

______________

(1) Mr. Munn’s options are as follows: 500 exercisable with an exercise price of $5.00 expiring April 1, 2030; 500 exercisable with an exercise price of $5.00 expiring July 1, 2030; 103,278 exercisable with an exercise price of $7.80 expiring March 4, 2031; and 50,000 unexercisable options with an exercise price of $2.00 expiring December 31, 2032.

(2) Mr. Riccio’s options are as follows: 52,643 exercisable with an exercise price of $6.53 expiring September 28, 2031; 23,333 exercisable with an exercise price of $2.70 expiring January 1, 2032; and 5,000 exercisable with an exercise price of $1.07 expiring June 3, 2032.

(3) Mr. Andrews resigned as of December 19, 2022 and his exercisable options expired on March 19, 2023.

Option Exercises: No stock options were exercised by the above named individuals in 2022.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Eugene Burleson, who serves as Chairman, Joseph Luhukay and Dallas Hack. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Burleson, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Burleson has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board of Directors. The charter is reviewed by management at least annually, and any recommended changes are presented to the Audit Committee for review and approval. The charter is available on our Web site at: https://ir.applieduvinc.com/assets/uploads/2022/07/AUVI-Audit-Committee-Charter.pdf.

Audit Committee Responsibilities: The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

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The Committee met four times during 2022. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2022 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with Mazars matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Mazars required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board of Directors and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Eugene Burleson, Chairman

Joseph Luhukay

Dallas Hack

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ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Applied UV, Inc., Investor Relations, 150 N. Macquesten Parkway, Mount Vernon, New York 10550, or by calling Investor Relations at 1-(646) 536-7331, or by sending an e-mail to Brett@HaydenIR.com.

Shareholder Proposals for Consideration at the 2024 Annual Meeting of Shareholders: Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2024 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 150 N. Macquesten Parkway, Mount Vernon, New York, 10550 by December 13, 2023. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2024 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2024 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2024 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by January 24, 2024.

You may contact Applied UV’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2023 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Eugene E. Burleson

Chairman of the Board of Directors

32

ANNEX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

(Pursuant to Sections 242 of the General Corporation Law of the State of Delaware)

Applied UV, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Applied UV, Inc. resolutions were duly adopted setting forth a proposed amendments of the certificate of incorporation of said corporation (the “Certificate of Incorporation”), declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting Article IV, Section 1 in its entirety and inserting the following:

ARTICLE IV

Section 1. Number of Authorized Shares. (a) The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty One Million (151,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated as “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Fifty Million (150,000,000) shares of Common Stock, each share to have a par value of $0.0001 per share, and One Million (1,000,000) of Preferred Stock, each share to have a par value of $0.0001 per share.

(b) Reverse Stock Split. Effective as of 12:01 a.m. Eastern Time on ________ (the “Effective Time”), each ____ shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest and subject to withholding taxes, as applicable) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of Common Stock on the Nasdaq Stock Market on the first business day immediately preceding the Effective Time (as adjusted in good faith by the Corporation to account for the reverse stock split ratio). The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

SECOND: That thereafter, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a stockholders meeting at which all shares entitled to vote thereon were present and voted, approved of the proposed amendment at the Annual Meeting of Stockholders held on May 24, 2023 pursuant to Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on [*], 202[*].

By:	/s/ Max Munn
Name: Max Munn
Title: Chief Executive Officer

A-1

FRONT OF PROXY CARD

APPLIED UV, INC.

This Proxy is Solicited by the Board of Directors of Applied UV, Inc. in Connection with the Annual Meeting of Stockholders to be held on May 24, 2023

The undersigned stockholder of the common stock of Applied UV, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 18, 2023, hereby revokes all previous proxies and hereby appoints each of Max Munn and Michael Riccio proxy and attorney-in-fact, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned at the aforesaid Annual Meeting, and at any adjournment or postponement thereof, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Applied UV, Inc. held of record by the undersigned on March 31, 2023, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders to be held virtually by internet webcast at 1:00 p.m., Eastern Time on May 24, 2023, and any adjournment or postponement thereof.

This year’s annual meeting will be held only via the internet and will be a virtual meeting. To register to attend the virtual Annual Meeting, please visit https://www.viewproxy.com/Applieduv/2023/htype.asp before 11:59 PM EST on May 21, 2023.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BOARD OF DIRECTORS’ NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING THE ELECTION OF ANY SUBSTITUTE NOMINEES FOR DIRECTOR AS THE PROXIES MAY SELECT IN THE EVENT THAT ANY NOMINEES OF THE BOARD OF DIRECTORS BECOME UNABLE OR UNWILLING TO SERVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED, SELF ADDRESSED STAMPED ENVELOPE.

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

(Continued and to be signed on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 24, 2023.

The Proxy Statement and our 2022 Annual Report to Stockholders are available at: http://www.viewproxy.com/Applieduv/2023.

REVERSE SIDE OF PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE BOARD’S NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

(1) To elect five (5) directors to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:			(2) To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion:
☐ FOR ☐ AGAINST ☐ ABSTAIN

(3) To ratify the selection by our Board of Directors of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2023:
1. Election of Director Nominees:	For	Withhold Authority To Vote For	☐ FOR ☐ AGAINST ☐ ABSTAIN
01. Max Munn	☐	☐	(4) To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies:
02. Eugene E. Burleson	☐	☐	☐ FOR ☐ AGAINST ☐ ABSTAIN
03. Dallas C. Hack, M.D.	☐	☐
04. Joseph Luhukay	☐	☐
05. Brian Stern	☐	☐
(5) To transact such other business as may properly come before the meeting.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Date:

Signature

Signature (if held jointly)
Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐			Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

CONTROL NUMBER

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting by internet or telephone.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 24, 2023 at 1:00 P.M. Eastern time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice to Stockholders, Proxy Statement and Annual Report are available at http://www.viewproxy.com/Applieduv/2023.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL - ONLY ANNUAL MEETING.

To the Stockholders of Applied UV, Inc.

The 2023 Annual Meeting of Stockholders of Applied UV, Inc. will be held virtually on May 24, 2023 at 1:00 PM Eastern time. As a Registered Holder, you may attend the Annual Meeting via the internet and vote your shares during the Annual Meeting by first registering at https://www.viewproxy.com/Applieduv/2023/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM Eastern time on May 21, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting - How do I vote at the Annual Meeting?”

Voting Items

1. To elect five (5) directors to serve until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

Election of Directors: The Nominees:

01. Max Munn	02. Eugene E. Burleson	03. Dallas C. Hack, M.D.	04. Joseph Luhukay.
05. Brian Stern

2. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion;

3. To ratify the selection by our Board of Directors of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2023;

4. To approve an adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

5. To transact such other business as may properly come before the meeting.

If no direction is given, the proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the internet.

877-777-2857 TOLL FREE

requests@viewproxy.com
*If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via internet or to request proxy materials.
VIRTUAL CONTROL NUMBER

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2023 Annual Meeting of Stockholders of Applied UV, Inc. will be held virtually on May 24, 2023 at 1:00 PM Eastern time. As a Registered Holder, you may attend the Annual Meeting via the internet and vote your shares during the Annual Meeting by first registering at https://www.viewproxy.com/Applieduv/2023/htype.asp using your Virtual Control Number. Your registration must be received by 11:59 PM Eastern time on May 21, 2023. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting – How do I vote at the Annual Meeting?”

The following proxy materials are available to you to review on the Company’s website at https://ir.applieduvinc.com/sec-filings/.

•	The Company’s 2022 Annual Report
•	The Company’s 2023 Proxy Statement

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

To View The Annual Meeting Online:

Have your 11-digit control number in hand and visit https://www.viewproxy.com/Applieduv/2023/htype.asp.

HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING

Via Internet Prior to the Annual Meeting: Go to www.aalvote.com/auvi. Have your 11-digit control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Internet during the Annual Meeting: Go to www.aalvote.com/auvi. Have your 11-digit control number available and follow the prompts.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.